UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

SCHEDULE 14A

(Rule 14a-101)

________________

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Revelation Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒
No fee required.
☐
Fee paid previously with preliminary materials.
☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REVELATION BIOSCIENCES, INC.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122

December 22, 2023

Dear Stockholder:

On behalf of the Board of Directors of Revelation Biosciences, Inc. (the “Company,” “Revelation” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 12:00 p.m. Eastern Time on January 17, 2024. The Special Meeting will be a virtual meeting only, and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: https://us02web.zoom.us/j/87087897444?pwd=MlVtU1JKdUVTQTZwWXZKT3k2bk8rQT09. Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099, and using the Zoom Meeting ID 870 8789 7444 and the Passcode 768191.

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter are also available at https://revbproxy.com/special-meeting-1%2F17%2F2024. We are first mailing these materials to our stockholders on or about December 22, 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

1.
To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders;
2.
Approval of the adjournment of the Special Meeting of the Stockholders (the “Special Meeting”) to the extent there are insufficient proxies at the Special Meeting to approve the Reverse Stock Split.; and
3.
To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

Our board of directors has fixed December 19, 2023 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement of the meeting.

Enclosed is the Proxy Statement containing detailed information concerning the matters to be presented at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,
/s/ Chester S. Zygmont, III
Chester S. Zygmont, III
Corporate Secretary
December 22, 2023

REVELATION BIOSCIENCES, INC.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 17, 2024

To the Stockholders of Revelation Biosciences, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Revelation Biosciences, Inc. (“Revelation”), a Delaware corporation, will be held on at 12:00 p.m. Eastern Time on January 17, 2024. The Special Meeting will be a virtual meeting only, and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: https://us02web.zoom.us/j/87087897444?pwd=MlVtU1JKdUVTQTZwWXZKT3k2bk8rQT09. Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099, and using the Zoom Meeting ID 870 8789 7444 and the Passcode 768191.

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.
To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders;
2.
Approval of the adjournment of the Special Meeting of the Stockholders (the “Special Meeting”) to the extent there are insufficient proxies at the Special Meeting to approve the Reverse Stock Split.; and
3.
To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on December 19, 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

If you have any questions or need assistance voting your shares, please call us at (650) 800-3717 or our proxy solicitor, Advantage Proxy, at 877-870-8565.

By Order of the Board of Directors
/s/ Chester S. Zygmont, III
Chester S. Zygmont, III
Corporate Secretary

San Diego, CA

December 22, 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 17, 2024 THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://revbproxy.com/special-meeting-1%2F17%2F2024.

REVELATION BIOSCIENCES, INC.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122

DEFINITIVE PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 17, 2024
FIRST MAILED ON OR ABOUT DECEMBER 22, 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Revelation Biosciences, Inc. (“the Company,” “Revelation” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held at 12:00 p.m. Eastern Time on January 17, 2024 for the purposes set forth in the accompanying Notice of Meeting. The Special Meeting will be a virtual meeting only and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: https://us02web.zoom.us/j/87087897444?pwd=MlVtU1JKdUVTQTZwWXZKT3k2bk8rQT09. Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099, and using the Zoom Meeting ID 870 8789 7444 and the Passcode 768191.

The principal executive office of the Company is 4660 La Jolla Village Drive, Suite 100, San Diego, CA 92122, and its telephone number, including area code, is (650) 800-3717.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating James Rolke, Chief Executive Officer, and Chester S. Zygmont, III, Chief Financial Officer, as your proxies for the Special Meeting and you are authorizing Messrs. Rolke and Zygmont to vote your shares at the Special Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Messrs. Rolke and Zygmont as proxies to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and proxy card because our board of directors is soliciting your proxy to vote at the Special Meeting and any adjournment and postponement thereof. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card or vote over the Internet, by phone, or by fax.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

Who is Entitled to Vote?

The board of directors has fixed the close of business on December 19, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 6,279,303 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, the Notice has been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See “How Will my Shares be Voted if I Give No Specific Instruction?” below for information on how shares held in street name will be voted without instructions provided.

Who May Attend the Special Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Special Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I Voting on?

There are two matters scheduled for a vote:

1.
To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders; and
2.
Approval of the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve any one or more of the foregoing proposals.

What if another matter is properly brought before the Special Meeting?

The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. The proxies also have discretionary authority to vote to adjourn the Special Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations. If any other matters are properly brought before the Special Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•
You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” Proposal 1.
•
You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

How Many Votes do I Have?

Holders of record of shares of the Company’s common stock will be entitled to one vote for each share of common stock held by them on the Record Date and have the right to vote on all matters brought before the Special Meeting.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Special Meeting, we must have a quorum. A quorum is present when one third of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 2,093,101 shares must be represented in person or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. If there is not a quorum at the Special Meeting, either the chairperson of the Special Meeting or our stockholders entitled to vote at the Special Meeting may adjourn the Special Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.
“For” the grant of discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders;
2.
“For” the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve any one or more of the foregoing proposals.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Messrs. Rolke and Zygmont, the board of directors’ designated proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Each proposal is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. Broker non-votes, if any, will be counted AGAINST the proposal.

Although the brokers are granted the discretion to vote your shares absent your instruction, many brokers elect not to vote your shares without an instruction from you, so please instruct the organization that holds your shares as to how you wish to vote your shares on your vote instruction form so that your instructions are recorded at the Special Meeting.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting. Generally, unless provided otherwise by applicable law, our amended and restated bylaws (the “Bylaws”) provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, abstentions will have the effect of a vote “against” Proposal.

What vote is required?

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Authorization of Reverse Stock Split	The affirmative vote of a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy).	“FOR” “AGAINST” “ABSTAIN”	(1)	Yes(2)
Proposal No. 2: Discretionary Authority to adjourn the Special Meeting	The affirmative vote of a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy).	“FOR” “AGAINST” “ABSTAIN”	(1)	Yes(2)

____________

(1)
Abstentions will have the effect of a vote against this proposal.
(2)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. However, you are urged to provide instructions to your broker on your vote instruction form.

What Are the Voting Procedures?

In voting by proxy with regard to the proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Corporate Secretary of the Company by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Revelation Biosciences, Inc., 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122, Attention: Corporate Secretary. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

Revelation will pay the cost of soliciting proxies for the Special Meeting. Revelation has engaged Advantage Proxy, which we refer to as the “proxy solicitor,” to assist in the solicitation of proxies for the Special Meeting. Revelation has agreed to pay the proxy solicitor a fee of $10,000, plus disbursements. Revelation will reimburse the proxy solicitor for reasonable out-of-pocket expenses and will indemnify the proxy solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. Revelation will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of common stock for their expenses in forwarding soliciting materials to beneficial owners of the common stock and in obtaining voting instructions from those owners. Revelation’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Do I Have Dissenters’ Rights of Appraisal?

Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Special Meeting.

How can I Find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card you should contact our proxy solicitor at:

Advantage Proxy

P.O. Box 13581

Des Moines, Washington 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

Email: ksmith@advantageproxy.com

To obtain timely delivery, Revelation stockholders must request the materials no later than five (5) business days prior to the Special Meeting. You may also obtain additional information about Revelation from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

PROPOSAL 1:

THE REVERSE STOCK SPLIT PROPOSAL

Our board of directors has approved an amendment to our Certificate of Incorporation, as amended, to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”).

If approved by our stockholders, this proposal would permit (but not require) the board of directors to effect a Reverse Stock Split of the outstanding shares of our common stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the board of directors may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our certificate of incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split are to make our common stock more attractive to certain institutional investors, which would provide for a stronger investor base and to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq.

On August 8, 2023, we received written notice from Nasdaq (the “Nasdaq Letter”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum bid price of $1.00 per share (the “Bid Price Requirement”). Under Nasdaq Listing Rule 5810(c)(3)(A), the Company had been granted a period of 180 calendar day, or February 5, 2024 to regain compliance with the Bid Price Requirement.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the Company’s bid price of the Company’s common stock will be sufficient, over time, for the Company to regain or maintain compliance with the Nasdaq minimum bid price requirement.

In addition, the Company believes the Reverse Stock Split will make its common stock more attractive to a broader range of investors, as it believes that the current market price of the common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum Bid Price Requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the board of directors effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the common stock. Additionally, the Reverse Stock Split will have no effect on the number of common stock that we are authorized to issue. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

• an individual citizen or resident of the United States;

• a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

• an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in in this proposal.

Required Vote of Stockholders

The affirmative vote majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy).

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 1.

PROPOSAL NO. 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT PROXIES AT THE MEETING TO APPROVE ANY ONE OR MORE OF THE FOREGOING PROPOSALS.

Adjournment of the Special Meeting

In the event that the number of shares of Common Stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of the Reverse Stock Split are insufficient to approve such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we may ask stockholders to vote only upon the Adjournment Proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Required Vote and Recommendation

The affirmative vote majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy).

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table also sets forth information known to us regarding the beneficial ownership of our common stock as of December 19, 2023:

•
each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our common stock or preferred stock;
•
each of our current officers and directors; and
•
all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares of common stock issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the beneficial ownership percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the beneficial ownership percentage of any other person.

The beneficial ownership of our common stock is based on 6,297,303 shares of common stock outstanding as of December 19, 2023.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of stock owned by them.

Name	Number of Shares Beneficially Owned	Beneficial Ownership (%)
Directors and Officers of Revelation(1):
James Rolke(2)	22,190	*
George Tidmarsh M.D., Ph.D.(3)	42,096	*
Jennifer Carver, BSN, MBA	3,171	*
Jess Roper	1,224	*
Lakhmir Chawla, M.D.	-	-
Chester S. Zygmont, III(4)	20,282	*
All Directors and Officers as a Group (Six Individuals)	88,963	1.4%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Revelation Biosciences, Inc., 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122.

(2)

Consists of (i) 20,232 shares of Common Stock held directly by Mr. Rolke, (ii) 62 shares of Common Stock held by Mr. Rolke’s spouse, (iii) 783 shares of Common Stock from Rollover RSU’s vesting and issuable within 60 days to Mr. Rolke, and (iv) 1,113 shares of Common Stock underlying Stock Options exercisable within 60 days by Mr. Rolke.

(3)	Consists of 42,096 shares of Common Stock held by George Tidmarsh, Trustee George Francis Tidmarsh 2021 Irrevocable Trust.

(4)

Consists of (i) 13,481 shares of Common Stock held by The Zygmont Family Trust Dated October 25, 2016, (ii) 6,230 shares of Common Stock held by Czeslaw Capital Fund, LLC, (iii) 62 shares of Common Stock held by Mr. Zygmont’s spouse, (iv) 242 shares of Common stock from Rollover RSU’s vesting and issuable within 60 days to Mr. Zygmont, and (v) 267 shares of Common Stock underlying Stock Options exercisable within 60 days by Mr. Zygmont.

OTHER MATTERS

The board of directors knows of no other business, which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies. The proxies also have discretionary authority to vote to adjourn the Special Meeting, including for the purpose of soliciting votes in accordance with our board of director’s recommendations.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Advantage Proxy to assist in the solicitation of proxies. We will pay a fee of approximately $10,000 plus reasonable out-of-pocket charges.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting virtually, at your request, we will cancel your previously submitted proxy.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122, Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

If you would like additional copies of this proxy statement/prospectus or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company by telephone or in writing:

Revelation Biosciences, Inc.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122
Tel: (650) 800-3717

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: KSmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than January 10, 2024.

BY THE BOARD OF DIRECTORS
/s/ Chester S. Zygmont, III
Chester S. Zygmont, III
Corporate Secretary

Dated: December 22, 2023

APPENDIX A

CERTIFICATE OF AMENDMENT
to the
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
of
REVELATION BIOSCIENCES, INC.

REVELATION BIOSCIENCES, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Revelation Biosciences, Inc. The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on November 20, 2019 (the “Original Certificate”); the Corporation’s First Amended and Restated Certificate of Incorporation (the “First Amended and Restated Certificate”) was filed on May 11, 2020, which restated the Original Certificate in its entirety; the Corporation’s Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) was filed on October 13, 2020, which restated the First Amended and Restated Certificate in its entirety. The Corporation’s Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate”) was filed on January 10, 2022, which restated the Second Amended and Restated Certificate in its entirety. The Third Amended and Restated Certificate was amended on January [•], 2024.

SECOND: ARTICLE IV of the Corporation’s Third Amended and Restated Certificate shall be amended by inserting the following at the end of such section, which shall read as follows:

Reverse Stock Split. Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each ( ) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into ( ) fully paid and nonassessable shares of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the day of , [•].

REVELATION BIOSCIENCES, INC.
By: ____________________________
Name:
Title:

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EST on January 16, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EST on January 16, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1 and 2.

	For	Against	Abstain
1. Proposal to amend the Company's amended and restated certificate of incorporation to effect the reverse stock split.	☐	☐	☐
2. Proposal to approve the adjournment of the Special Meeting of the Stockholders (the Special Meeting) to the extent there are insufficient proxies at the Special Meeting to approve the Reverse Stock Split.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000623779_1 R1.0.0.6

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

REVELATION BIOSCIENCES, INC.
Special Meeting of Stockholder(s)
January 17, 2024 12:00 PM EST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoints James Rolke and Chester S. Zygmont, III, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of REVELATION BIOSCIENCES, INC. (the "Company") that the stockholder(s) are entitled to vote at the Special Meeting of Stockholders (the "Special Meeting") to be held at 12:00 PM, EST on January 17, 2024, via teleconference, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000623779_2 R1.0.0.6

Continued and to be signed on reverse side